THE ALGER PORFOLIOS

Alger Balanced Portfolio

Class S Shares

Supplement dated September 15, 2010 to the

Summary Prospectus dated May 1, 2010

The Board of Trustees of The Alger Portfolios (the “Trust”) has approved the liquidation of the Class S Shares of Alger Balanced Portfolio, a series of the Trust (the “Portfolio”).  After the close of trading on the New York Stock Exchange on September 30, 2010 (normally 4:00 p.m., Eastern time), Class S Shares of the Portfolio will be closed to further investment, excluding reinvestment of any dividends and distributions.  It is anticipated that the assets of the Portfolio’s Class S Shares will be distributed to investors on or about November 23, 2010.

APPS091510

Summary Prospectus

May 1, 2010

Class: S

Alger Balanced Portfolio

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio online at www.alger.com. You can also get this information at no cost by calling 1(800)992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Portfolio's Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference to this Summary Prospectus and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Balanced Portfolio seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the fees would be higher.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.71%
Distribution and/or Service (12b-1) Fees	.25%
Other Expenses	.34%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver	.04%*
Total Annual Fund Operating Expenses After Fee Waiver	1.26%

* Effective December 1, 2006 through November 30, 2011, Fred Alger Management, Inc. has contractually agreed to waive .04% of its advisory fees. This waiver cannot be terminated.

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000.00 in Class S shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
S	$128	$404	$705	$1,561

Inspired by Change, Driven by Growth.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 104.04% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best equity investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Portfolio focuses on stocks of companies that Fred Alger Management, Inc. believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. Government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, Inc.). The Portfolio also may invest up to 10% of its net assets in lower-rated securities ("high yield" or "junk" bonds), rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by Fred Alger Management, Inc.). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The Portfolio can invest in options.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Portfolio invests in options or hedges, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Portfolio may lose money or the hedge may be ineffective.

The primary risks arising from the fixed-income portion of the Portfolio are:

•  Sensitivity to interest-rate movements, in particular with longer-maturity securities;

•  Greater risks of default, less liquidity and greater price volatility with lower rated securities;

•  Sensitivity of the value of the Portfolio to issuers' falling credit ratings or defaults;

•  Prepayment of securities in a period of falling interest rates resulting in reinvestment in lower-yielding securities;

•  Market illiquidity;

•  Changes in laws or government regulations adversely affecting issuers or market values of securities; and

•  Suspension of U.S. Government support to U.S. Government-sponsored agencies or instrumentalities.

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Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation. The Barclays Capital U.S. Government/Credit Bond Index is an index designed to track performance of government and corporate bonds. The performance numbers do not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If they did, the performance numbers would be lower. Remember that the Portfolio's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio's website www.alger.com.

Best Quarter:
Q3 2009   12.40%

Worst Quarter:
Q3 2008   -18.28%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	Since Inception (5/1/02)
Class S	28.50%	2.51%	3.33%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.64%	2.47%
Barclays Capital U.S. Gov't/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.53%	4.71%	5.45%

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Portfolio Management

Investment Manager:	Fred Alger Management, Inc.

Portfolio Managers:	Andrew Silverberg Senior Vice President and Portfolio Manager Since January 2007	John A. Curry Vice President and Portfolio Manager Since December 2004

Shareholder Information

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans.

Tax Information

The Portfolio's distributions may be taxable as ordinary income or capital gains. If you have invested through the separate account of a life insurance company or qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

BalancedPC 5110